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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): JUNE 2, 2003



                          CREDIT ACCEPTANCE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                        Commission File Number 000-20202

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
                           MICHIGAN                                                     38-1999511
(State or other jurisdiction of incorporation or organization)             (I.R.S. Employer Identification No.)

             25505 W. TWELVE MILE ROAD, SUITE 3000                                      48034-8339
                     SOUTHFIELD, MICHIGAN                                               (Zip Code)
            (Address of Principal Executive Offices)
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       Registrant's telephone number, including area code: (248) 353-2700









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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On June 2, 2003, Credit Acceptance Corporation (the "Company"), issued a press release announcing the decision to cease loan originations in Canada and the United Kingdom effective June 30, 2003. The press release, dated June 2, 2003, is attached as Exhibit 99.1 to this Form 8-K.

         On June 3, 2003, the Company issued a press release announcing that it was preparing to engage in a $100 million asset-backed bond transaction in June 2003, to be offered and sold solely to qualified institutional buyers in reliance on rule 144A. The press release, dated June 3, 2003 and issued pursuant to Rule 135c under the Securities Act of 1933, is attached as Exhibit 99.2 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

                  99.1     Press Release dated June 2, 2003
                  99.2     Press Release dated June 3, 2002





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CREDIT ACCEPTANCE CORPORATION
                                  (Registrant)

                                  By: /s/ Douglas W. Busk
                                  -----------------------
                                  Douglas W. Busk
                                  Chief Financial Officer and Treasurer
                                  June 4, 2003



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                                INDEX OF EXHIBITS

         EXHIBIT NO.                     DESCRIPTION
         -----------         -----------------------------------------

                99.1         Press Release dated June 2, 2003.
                99.2         Press Release dated June 3, 2003.